UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
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Exchange Act of 1934 (Amendment No. )
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Vicor Corporation

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April 29, 2008

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”). The Annual Meeting will be held:

DATE:	June 26, 2008
TIME:	5:00 P.M. local time
PLACE:	Andover Country Club 60 Canterbury Street Andover, Massachusetts

The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Annual Meeting. The Proxy Statement contains a discussion of the matters to be voted upon at the Annual Meeting. At the Annual Meeting, your management will report on the operations of the Corporation, and the directors and officers of the Corporation will be available to respond to appropriate questions from stockholders.

The Board of Directors encourages you to promptly complete, date, sign and return your Proxy Card. Return of the Proxy Card indicates your interest in the Corporation’s affairs. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your proxy at that time.

Sincerely yours,

PATRIZIO VINCIARELLI
Chairman of the Board, President and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE FOR FISCAL 2007
GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2007
OPTIONS EXERCISES AND STOCK VESTED FOR FISCAL 2007
DIRECTOR COMPENSATION FOR FISCAL 2007
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS

VICOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 26, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation, a Delaware corporation (the “Corporation”) will be held on Thursday, June 26, 2008 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the following purposes:

1. To fix the number of Directors at seven and to elect seven Directors to hold office until the 2009 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

2. To consider and act upon any other matters which may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on April 30, 2008 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

You are requested to authorize a proxy to vote your shares by completing, dating and signing the enclosed Proxy Card, which is being solicited by the Board of Directors, and by mailing it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by a writing delivered to the Corporation stating that the proxy is revoked or by delivery of a properly executed, later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person by notifying the Secretary, even if they have previously delivered a signed proxy.

By Order of the Board of Directors

James A. Simms
Secretary

Andover, Massachusetts
April 29, 2008

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed Proxy Card in the enclosed postage-prepaid envelope. If you attend the Annual Meeting, you may vote your shares in person if you wish, even if you have previously returned your Proxy Card.

VICOR CORPORATION
25 FRONTAGE ROAD
ANDOVER, MASSACHUSETTS 01810
TELEPHONE (978) 470-2900

PROXY STATEMENT

FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 26, 2008

April 29, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vicor Corporation (the “Corporation”) from holders of the outstanding shares of capital stock of the Corporation for use at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held on Thursday, June 26, 2008 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, and at any adjournments or postponements thereof. At the Annual Meeting, stockholders will be asked to consider and vote on the proposals set forth in this Proxy Statement.

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 16, 2008. The Board of Directors has fixed the close of business on April 30, 2008 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. As of March 31, 2008, there were outstanding and entitled to vote 29,851,286 shares of Common Stock and 11,785,052 shares of Class B Common Stock of the Corporation. Each share of Common Stock entitles the holder thereof to one vote per share and each share of Class B Common Stock entitles the holder thereof to ten votes per share. Shares of Common Stock and Class B Common Stock will vote together as a single class on the proposals set forth in this Proxy Statement.

Stockholders of the Corporation are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed Proxy Card received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the Proxy Card. If a properly executed Proxy Card is submitted and no instructions are given, the Proxy will be voted FOR the fixing of the number of Directors at seven and the election of the seven nominees for Directors of the Corporation named in this Proxy Statement. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

A stockholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Corporation at the address of the Corporation set forth above; (2) filing a duly executed proxy bearing a later date; or (3) appearing in person, notifying the

Secretary and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. The presence, in person or by proxy, of holders of a majority in interest of all stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares held by brokers or other nominees that are represented at the Annual Meeting but as to which such brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all matters, such brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Corporation may also solicit proxies personally or by telephone, e-mail or other form of electronic communication without special compensation for such activities. The Corporation will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Corporation will reimburse such holders for their reasonable expenses in connection therewith.

The Corporation’s 2007 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2007, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials. The Corporation will deliver promptly, upon written or oral request, a separate copy of the Annual Report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the document was delivered.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Corporation has recommended that the number of Directors be fixed at seven and has nominated the seven individuals named below for election as Directors. Each of the nominees is presently serving as a Director of the Corporation. If elected, the nominees will serve until the 2009 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Properly executed proxies will be voted for the nominees named below unless otherwise specified in the proxy. The Board of Directors anticipates each of the nominees, if elected, will serve as a Director. However, if any person nominated by the Board of Directors is unable to serve or for good cause will not serve, proxies solicited hereby will be voted for the election of another person designated by the Board of Directors if one is nominated. A plurality of the votes cast by the holders of Common Stock and Class B Common Stock, voting together as a single class, for a nominee for Director shall elect such nominee. Accordingly, abstentions, broker non-votes and votes withheld from any nominee will have no effect on this proposal. Holders of voting rights sufficient to elect each of the nominees named below have indicated an intention to vote in favor of such nominees.

The Board of Directors unanimously recommends a vote FOR fixing the number of Directors at seven and the election of all of the nominees.

Information Regarding Nominees

The following sets forth certain information as of March 31, 2008 with respect to the seven nominees for election to the Board of Directors. Information regarding the beneficial ownership of shares of the capital stock of the Corporation by such persons is set forth in the section of this Proxy Statement entitled “Principal and Management Stockholders.” There is no family relationship among any of the Directors or executive officers of the Corporation.

		Director
Name	Age	Since	Principal Occupation for Past Five Years

Patrizio Vinciarelli	61	1981	Chairman of the Board, President and Chief Executive Officer of the Corporation since 1981.
Estia J. Eichten	61	1981	Senior Scientist with the Fermi National Accelerator Laboratory in Batavia, Illinois since 1989; President of VLT Corporation, a wholly-owned subsidiary of the Corporation, from 1987 to July 2000 and a Director of VLT, Inc., a wholly-owned subsidiary of the Corporation since July 2000.
Barry Kelleher	59	1999	President of the Corporation’s Brick Business Unit since May 2006; Senior Vice President, Global Operations and General Manager of the Corporation’s Brick Business Unit from June 2005 to May 2006; Senior Vice President, Global Operations from March 1999 to June 2005 and Senior Vice President, International Operations from 1993 to 1999.

		Director
Name	Age	Since	Principal Occupation for Past Five Years

David T. Riddiford	72	1984	Private investor, since 2005; General Partner of the general partner of PR Venture Partners, Limited Partnership, a venture capital affiliate of Pell, Rudman & Co., Inc., an investment advisory firm, from 1987 to 2005, and currently a member of the Board of Directors of Datawatch Corporation, a publicly-held provider of enterprise reporting and business intelligence solutions and support center software since 1989.
Claudio Tuozzolo	45	2007	President of Picor Corporation, a subsidiary of the Corporation, since November 2003; Director of Integrated Circuit Engineering from February 2003 to November 2003; Manager of Integrated Circuit Design from December 2001 to February 2003; Principal Design Engineer for SIPEX Corporation from 1999 to 2001; held various engineering and project management positions in Cherry Semiconductor Corporation’s Computer and Industrial Business Unit from 1993 to 1999.
Samuel J. Anderson	51	2001	Founder, Chairman, Chief Executive Officer and President of Great Wall Semiconductor Corporation, a semiconductor manufacturer, since its inception in 2002; Chairman of the Board of Directors of Advanced Analogic Technologies Inc., a publicly-held supplier of power management semiconductors, since 2001; Vice President of Corporate Business Development of ON Semiconductor Corporation, a supplier of semiconductors, from 1999 to 2001; Director of Operations of Motorola, Inc.’s Components Mixed Signal Operations and various positions in Motorola’s Semiconductor Products Sector from 1984 to 1999.

		Director
Name	Age	Since	Principal Occupation for Past Five Years

James A. Simms	48	2008*	Vice President, Chief Financial Officer and Secretary of the Corporation since April 14, 2008. Managing Director of Needham & Company, LLC, a privately held, full-service investment banking and asset management firm, from 2007 to April 2008. Managing Director with the investment banking firm of Janney, Montgomery Scott LLC, a wholly owned subsidiary of The Penn Mutual Life Insurance Company, from 2004 to 2007; Managing Director of the investment banking firm of Adams, Harkness & Hill, Inc. from 1997 to 2004. Mr. Simms is currently a member of the Board of Directors of PAR Technology Corporation, a publicly-held provider of information technology solutions in the hospitality and specialty retail industries, as well as a provider of technical expertise in the development of advanced technology systems, information technology and communications support services to branches of the United States military and other governmental agencies.

*	Mr. Simms was appointed as a Director effective April 21, 2008.

CORPORATE GOVERNANCE

The Board of Directors and Its Committees

The Corporation’s Board of Directors held nine meetings during the fiscal year ended December 31, 2007. Each of the Directors attended 75% or more of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served during 2007. Directors are expected to attend annual meetings of stockholders of the Corporation in person unless doing so is impracticable due to unavoidable conflicts. All of the directors attended the 2007 Annual Meeting of Stockholders. The Board of Directors has established an Audit Committee and an Executive Compensation Committee. The Board does not have a standing nominating committee because it believes the full Board is in the best position to evaluate potential director nominees and, therefore, it is not necessary for the Corporation to have a nominating committee. The full Board of Directors performs the function of such a committee.

The Corporation is a “controlled company” in accordance with the corporate governance rules contained in the Marketplace Rules of the National Association of Securities Dealers, Inc. (the “NASDAQ Rules”) because Dr. Vinciarelli, President, Chairman of the Board and Chief Executive Officer, holds more than 50% of the voting power of the outstanding stock of the Corporation. As a result, the Corporation is not required to have (1) a majority of independent directors on its Board of Directors, (2) the compensation of its executive officers determined by independent directors, or (3) its director nominees selected or recommended by independent directors. The Board of Directors has determined that two of its seven Directors, Messrs. Eichten and Riddiford, are independent directors for purposes of the NASDAQ Rules. The Corporation is conducting a search for an additional independent director.

Audit Committee — The Board of Directors has established an Audit Committee that complies with the NASDAQ Rules. The Audit Committee is currently composed of Messrs. Anderson, Eichten and Riddiford. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year is set forth in the section of this Proxy Statement entitled “Report of the Audit Committee.” The Audit Committee is governed by a written charter approved by the Board of Directors on February 3, 2007. The Board of Directors has determined that two of the three members of the Audit Committee, Messrs. Eichten and Riddiford, are “independent” under the applicable NASDAQ Rules and rules of the SEC. Mr. Anderson is not “independent” because of his affiliation with Great Wall Semiconductor Corporation (“GWS”) (see “Certain Relationships and Related Transactions” section below). Mr. Anderson had served on the Audit Committee from March 2001 to August 2003, during which time he had been deemed an independent director. When the Corporation invested in GWS, the Corporation determined that Mr. Anderson no longer qualified as an independent director and, as such, he stepped down from the Audit Committee. However, with Mr. Ansour’s departure from the Board of Directors and the Audit Committee on June 20, 2007, the Board of Directors appointed Mr. Anderson to the Audit Committee because the Board believed at the time that it was in the best interests of the Corporation to have Mr. Anderson serve on the Audit Committee, given his prior tenure on the Audit Committee and his familiarity with the Corporation’s financial condition, its accounting and financial reporting policies, and its system of internal accounting controls . Mr. Anderson is serving on the Audit Committee until such time as the Board of Directors is able to appoint an independent director to replace him on the Audit Committee. The Corporation is conducting a search for such an additional independent director. The Audit Committee Charter is posted on the Corporation’s website, www.vicorpower.com, under the heading “Investor Relations” and the subheading “Corporate Governance”.

The Board of Directors has determined none of the present members of the Audit Committee meet the definition of “audit committee financial expert” as defined by Item 407(d) of Regulation S-K promulgated by the SEC. The Corporation believes the present members of its Audit Committee have substantial experience in reviewing financial statements and overseeing financial reporting. In addition, one present member of the Corporation’s Audit Committee, Mr. Riddiford, has past employment experience that results in his financial sophistication, as defined by the NASDAQ Rules.

Executive Compensation Committee — The Executive Compensation Committee is currently composed of Messrs. Eichten and Riddiford. The Executive Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the officers of the Corporation, approving all grants of stock options by the Corporation’s subsidiaries and administering the Corporation’s stock option and bonus plans pursuant to authority delegated to it by the Board of Directors. The Executive Compensation Committee held two formal meetings during 2007 and acted by written consent in lieu of meetings, including for the purpose of approving all stock option awards during 2007.

Director Nomination Process

The full Board of Directors performs the director nomination function for the Corporation. The Board does not have a charter governing the director nomination process, although it has established director nomination procedures setting forth the current process for identifying and evaluating director nominees.

Board Membership Criteria — The Board of Directors has established the following criteria for Board membership. At a minimum, the Board must be satisfied each nominee has high personal and professional integrity, has demonstrated exceptional ability and judgment, and is expected, in the judgment of the Board, to be highly effective, in conjunction with the other nominees to the Board, in collectively serving the interests of the Corporation and its stockholders. In addition to the minimum qualifications for each nominee set forth above, the Board will select persons for nomination who have industry or other relevant experience and to help ensure its Audit Committee will be comprised entirely of independent directors.

Identifying and Evaluating Nominees — The Board may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate. The Board will review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. The Board will evaluate all such proposed director candidates in the same manner. In identifying and evaluating proposed director candidates, the Board may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, whether it is appropriate to expand the size of the Board, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board. Based on these considerations, the Board may nominate a director candidate it believes will, together with the existing Board members and other nominees, best serve the interests of the Corporation and its stockholders.

Securityholder Recommendations — The Board’s current policy is to review and consider, in accordance with the procedures described above, any director candidates recommended by stockholders of the Corporation entitled to vote in the election of directors. All stockholder recommendations for director candidates must be submitted to the Secretary of the Corporation at Vicor Corporation, 25 Frontage Road, Andover, MA 01810, who will forward all recommendations to the Board.

All stockholder recommendations for director candidates must include the following information:

•	the name and address of record of the stockholder;

•	a representation that the stockholder is a record holder of shares of stock of the Corporation entitled to vote in the election of directors, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) under the Securities Exchange Act of 1934;

•	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding 5 full fiscal years of the proposed director candidate;

•	a description of the qualifications and background of the proposed director candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

•	a description of all arrangements or understandings between the stockholder and the proposed director candidate;

•	the consent of the proposed director candidate (1) to be named in the proxy statement relating to the Corporation’s Annual Meeting of Stockholders and (2) to serve as a director if elected at such annual meeting; and

•	any other information regarding the proposed director candidate required to be included in a proxy statement filed pursuant to the rules of the SEC.

Communications with the Board

If you wish to communicate with any Director of the Corporation or the Board of Directors as a group, you may do so by writing to them at [Name(s) of Director(s)/Board of Directors of Vicor Corporation], c/o Corporate Secretary, Vicor Corporation, 25 Frontage Road, Andover, MA 01810. All correspondence should be sent via certified U.S. mail, return receipt requested. All correspondence received by the Corporate Secretary will be forwarded by the Corporate Secretary promptly to the addressee(s).

Code of Ethics

The Corporation has established and adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. This Code of Business Conduct and Ethics is posted on the Corporation’s website, www.vicorpower.com, under the heading “Investor Relations” and the subheading “Corporate Governance”.

Executive Officers

Executive officers hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The following persons are the executive officers of the Corporation.

Patrizio Vinciarelli, 61, Chairman of the Board, President and Chief Executive Officer. Dr. Vinciarelli founded the Corporation in 1981 and has served as Chairman, President and Chief Executive Officer since that time.

Barry Kelleher, 59, President of the Corporation’s Brick Business Unit since May 2006. Mr. Kelleher held the position of Senior Vice President, Global Operations and General Manager of the Corporation’s Brick Business Unit from June 2005 to May 2006, Senior Vice President, Global Operations from March 1999 to June 2005 and Senior Vice President, International Operations from 1993 to 1999. Prior to joining the Corporation in 1993, Mr. Kelleher was employed by Computer Products Inc., a manufacturer of power conversion products, since 1981, where he held the position of Corporate Vice President and President of the Power Conversion Group.

Mark A. Glazer, 55, Vice President of Treasury Services and Treasurer since December 2007 and Secretary from December 2007 to April 14, 2008. From 1997 to December 2007, Mr. Glazer held the position of Chief Financial Officer, Treasurer and Secretary. From April 1998 to March 1999, Mr. Glazer was Acting Vice President, Operations. Mr. Glazer held the position of Vice President, Finance from 1993 to 1997 and Controller of the Corporation from 1988 to 1993. From 1983 to 1988, Mr. Glazer was employed by Analog and Digital Systems, Inc., a manufacturer of home and automotive stereo equipment, for which he served as Controller from 1983 to 1986 and Treasurer from 1986 to 1987, after which time he was promoted to Vice President, Finance.

H. Allen Henderson, 60, Vice President, Vicor Corporation since 1999; President, Westcor Division since March 1999; and President and Chief Executive Officer, VLT, Inc. since July 2000. Mr. Henderson held the position of General Manager of the Westcor Division from 1987 to 1999 and Sales Manager from 1985 to 1987. Prior to joining the Corporation in 1985, Mr. Henderson was employed at Boschert, Inc., a manufacturer of power supplies, since 1984, serving as Director of Marketing.

Douglas W. Richardson, 60, Vice President, Chief Information Officer since November 2000. From 1996 to 2000, Mr. Richardson held the position of Director, Application Development and from 1994 to 1996 Manager, Computer Integrated Manufacturing of the Corporation. Prior to joining the Corporation in 1994, Mr. Richardson was a Program Manager and Director of Quality Management from 1982 to 1994 for ITP Systems, a subsidiary of PricewaterhouseCoopers, specializing in manufacturing automation systems.

Richard E. Zengilowski, 53, Vice President, Human Resources since August 2001. Prior to joining the Corporation in 2001, Mr. Zengilowski was employed by Simplex Time Recorder Co., a manufacturer and distributor of life safety equipment and automated time and attendance products, from 1992 to 2001, serving as Assistant General Counsel from 1992 to 1998 and Director of Legal Affairs, Human Resources from 1998 to 2001.

James A. Simms, 48, Vice President, Chief Financial Officer and Secretary since April 14, 2008. Prior to joining the Corporation in 2008, Mr. Simms held the position of Managing Director of Needham & Company, LLC, a privately held, full-service investment banking and asset management firm, from March 2007 to April 2008. From November 2004 to March, 2007 Mr. Simms held the position of Managing Director with the investment banking firm of Janney, Montgomery Scott LLC, a wholly owned subsidiary of The Penn Mutual Life Insurance Company. From 1997 to 2004, Mr. Simms served in a series of senior positions with the investment banking firm of Adams, Harkness & Hill, Inc.

Richard J. Nagel, Jr., 51, Vice President, Chief Accounting Officer since May 2006. From December 2007 to April 14, 2008, Mr. Nagel also held the position of Interim Chief Financial Officer. From 2005 to 2006, Mr. Nagel held the position of Senior Director, Corporate Controller and from 1996 to 2005 Director, Corporate Controller. Prior to joining the Corporation in 1996, Mr. Nagel was employed by Ernst & Young LLP, an international public accounting firm, serving in a variety of positions from 1982 to 1996, most recently as Senior Manager.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth the beneficial ownership of the Corporation’s Common Stock and Class B Common Stock held by (1) each person or entity known to the Corporation to be the beneficial owner of more than five percent of the outstanding shares of either class of the Corporation’s common stock, (2) each Director of the Corporation, (3) each of the executive officers of the Corporation named in the Summary Compensation Table, and (4) all Directors and executive officers as a group, based on representations of the Directors and executive officers of the Corporation as of February 29, 2008, a review of filings on Form 3, 4, 5 and on Schedule 13G under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares. The information in the table reflects shares outstanding of each class of common stock on February 29, 2008, and does not, except as otherwise indicated below, take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common Stock will increase the voting control of persons who retain shares of Class B Common Stock. The percentages have been determined as of February 29, 2008 in accordance with Rule 13d-3 under the Exchange Act, and are based on a total of 41,636,338 shares of common stock that were outstanding on such date, of which 29,851,286 were shares of Common Stock entitled to one vote per share and 11,785,052 were shares of Class B Common Stock entitled to 10 votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock at any time upon the election of the holder thereof.

				Percent of
	Total		Percent of	Class B
	Number of		Common Stock	Common Stock	Percent
Name and Address of	Shares Beneficially		Beneficially	Beneficially	of Voting
Beneficial Owner(1)	Owned(2)(3)		Owned	Owned	Power

Patrizio Vinciarelli	20,701,608		32.4%	93.5%	81.2%
Estia J. Eichten	1,186,178	(4)	1.7%	5.9%	5.0%
David T. Riddiford	119,171	(5)	*	*	*
Barry Kelleher	58,661		*	*	*
Samuel J. Anderson	32,518		*	*	*
Mark A. Glazer	21,224		*	*	*
Richard E. Zengilowski	16,403		*	*	*
Richard J. Nagel, Jr.	3,427		*	*	*
Claudio Tuozzolo	0		*	*	*
All Directors and executive officers as a group (11 persons)	22,172,939		34.8%	99.4%	86.3%
Pequot Capital Management, Inc.(6) 500 Nyala Farm Rd., Westport, CT 06880	2,732,200		9.2%	*	1.9%

*	Less than 1%

(1)	The address for each of the persons named in the table, but not specified therein, is: c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

(2)	Includes shares issuable upon the exercise of options to purchase Common Stock of the Corporation that are exercisable or will become exercisable on or before May 29, 2008 in the following amounts: Dr. Vinciarelli, 21,146 shares of Common Stock; Mr. Eichten, 15,699 shares of Common Stock; Mr. Riddiford, 15,699 shares of Common Stock; Mr. Kelleher, 57,912 shares of Common Stock; Mr. Anderson, 26,699 shares of Common Stock; Mr. Glazer 20,820 shares of Common Stock; Mr. Zengilowski, 16,029 shares of Common Stock; Mr. Nagel, 3,427 shares of Common Stock.

(3)	The calculation of the total number of shares of Common Stock beneficially owned includes the following: for Dr. Vinciarelli, 11,023,648 shares of Class B Common Stock; for Mr. Eichten 690,700 shares of Class B Common Stock; and for all Directors and executive officers as a group, 11,714,348 shares of Class B Common Stock.

(4)	Includes 8,750 shares of Common Stock beneficially owned by Mr. Eichten’s spouse as to which Mr. Eichten disclaims beneficial ownership. In addition, includes 70,700 shares of Common Stock held by the Belle S. Feinberg Memorial Trust of which Mr. Eichten is a trustee. Mr. Eichten disclaims beneficial ownership of the shares of Common Stock held by the Belle S. Feinberg Memorial Trust.

(5)	Includes 4,500 shares of Common Stock beneficially owned by Mr. Riddiford’s spouse as to which Mr. Riddiford disclaims beneficial ownership.

(6)	Information reported is based upon a Schedule 13G filed on February 14, 2008. This Schedule 13G indicates the reporting person (i) has sole voting power with respect to 2,732,200 of the shares, and (ii) sole dispositive power with respect to 2,732,200 of the shares. We have not made any independent determination as to the beneficial ownership of such stockholder and are not restricted in any determination we may make by reason of inclusion of such stockholder or its shares in this table.

COMPENSATION DISCUSSION AND ANALYSIS

Philosophy

The primary objective of our compensation program is to attract, motivate, and retain highly qualified and productive employees. The compensation program uses a combination of cash and equity based rewards geared to incent and reward superior performance. Salaries and cash bonuses encourage effective performance relative to current plans and objectives, while stock options are utilized to attract new talent, to retain key contributors, promote longer-term focus and to more closely align the interests of employees holding such options with those of our stockholders.

The compensation of our executives reflects their success as a team in attaining key performance indicators. In addition, we use each executive’s individual performance (as described below) as the basis for determining their overall compensation.

Overview of Executive Compensation and Process

Elements of compensation for our executives include: salary, bonus, stock incentive awards, health, disability, life insurance, and perquisites.

The Chief Executive Officer (“CEO”) makes compensation recommendations to the Executive Compensation Committee with respect to the executive officers, although the Executive Compensation Committee may exercise its discretion in modifying any recommended adjustments or awards. Such executive officers are not present at the time of these deliberations. The Executive Compensation Committee approves the annual salary of Dr. Vinciarelli, President, Chairman of the Board and Chief Executive Officer.

The amount of each element of executive compensation is determined by our CEO and approved by the Executive Compensation Committee. The following factors are considered in determining the amount of each executive’s compensation:

•	Performance against corporate and individual goals for the previous year;

•	Difficulty of achieving goals;

•	General management performance; and

•	Their overall contribution and the value of their skills and capabilities as a member of the executive team.

We assess the competitiveness of our compensation program using local and national salary survey data. The survey data enables us to benchmark ourselves against similar companies by any one or more of the following criteria: region, industry or revenues. The survey data is used as a comparison when completing the annual merit increases for executives and salaried individuals. Our CEO makes executive salary recommendations based on the salary data and his evaluation of the respective merit, skills, experience and performance of each executive.

In the fourth quarter of 2007, we hired a compensation consultant, The Bostonian Group, to conduct an executive compensation study. The study provided market data on base salary, bonus payments, and equity awards, which will enable us to assess the competitiveness of existing executive compensation plans.

SUMMARY COMPENSATION TABLE FOR FISCAL 2007

							Nonqualified
						Non-Equity	Deferred
Name and				Stock	Option	Incentive Plan	Compensation	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)(1)	($)	($)(2)	($)	($)	($)(3)	($)

Patrizio Vinciarelli	2007	312,923	—	—	45,977	—	—	22,872	381,772
Chief Executive Officer	2006	293,508			1,751			21,697	316,956
Mark A. Glazer(4)	2007	210,838	25,000	—	730	—	—	18,778	255,346
Vice President of Treasury Services	2006	198,535	—		2,143			18,471	219,149
Richard J. Nagel, Jr.(4)	2007	161,499	10,000	—	1,737	—	—	16,216	189,452
Vice President, Chief Accounting Officer	2006	148,670	—		1,737			13,387	163,794
Barry Kelleher	2007	271,200	25,000	—	127,215	—	—	21,512	444,927
President of Brick Business Unit	2006	251,385	3,278		159,348			21,220	435,231
Claudio Tuozzolo	2007	208,615	—	—	47,722	—	—	19,062	275,399
President of Picor Corporation	2006	193,038			6,616			18,734	218,388
Richard E. Zengilowski	2007	198,185	25,000	—	16,065	—	—	17,616	256,866
Vice President of Human Resources	2006	183,592			7,134			15,698	206,424

(1)	Discretionary cash bonuses were paid in 2007. The payments, which ranged from $10,000 to $25,000, were made in recognition of past accomplishments and were approved by the CEO. In 2006 Mr. Kelleher was paid a sales incentive bonus for the fourth quarter of 2005. Mr. Kelleher was not eligible for sales incentive bonus programs in 2006 or 2007 due to his participation in the BBU Plan (see below).

(2)	Mr. Kelleher’s and Mr. Tuozzolo’s option award amounts include options granted as compensation for their service on the Corporation’s Board of Directors. Refer to Note 3, “Stock-Based Compensation”, in the Notes to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 19, 2008, for the relevant assumptions used to determine the valuation of our option awards.

(3)	Includes car allowance, gas allowance, supplemental health, dental and vision insurance, taxable portion of life insurance benefit and the Corporate 401(k) match. Dr. Vinciarelli’s car allowance is $10,800, while all other amounts are individually below the threshold for individual disclosure.

(4)	From 1997 to December 2007, Mr. Glazer held the position of Chief Financial Officer, Treasurer and Secretary. From December 2007 to April 2008, Mr. Nagel, in addition to serving as Vice President, Chief Accounting Officer, assumed the role as Interim Chief Financial Officer.

Base Salary

We establish salary compensation for our executive officers based on our operating performance relative to comparable peer companies. In setting base salaries for fiscal 2007, we reviewed national and local executive salary survey information of officers with comparable qualifications, experience and responsibilities at companies in our recommended peer group. Each year the merit increase data is presented to the Executive Compensation Committee and CEO for approval.

Bonus

We believe it is important to align our executive officers and key employees by promoting teamwork among them. At the beginning of fiscal 2006, we established the Brick Business Unit and Corporate Support Functions Incentive Compensation Plan (the “BBU Plan”) which is designed to reward certain executives and key employees of the Brick Business Unit and corporate support functions for collaboration in achieving shorter-term financial goals. Messrs. Glazer, Henderson, Kelleher, Zengilowski and Nagel participate in the BBU Plan. Dr. Vinciarelli, our CEO, and Mr. Tuozzolo do not participate in the BBU Plan. The BBU Plan provides for the award of cash bonuses and stock options upon achievement of certain yearly corporate and individual goals. Under the terms of the BBU Plan for 2007 and 2006, the potential award payable to each executive officer and key employee included in the BBU Plan ranged from a maximum of 20% to 50% of base salary, to be paid only if the Corporation achieved a pre-determined minimum level of consolidated pre-tax income for fiscal 2007 and fiscal 2006, respectively. The BBU Plan calls for the award to be distributed 50% in cash and 50% in stock options, subject to approval by the Executive Compensation Committee. No awards under the BBU Plan for 2007 or 2006 were made, as the consolidated pre-tax income targets were not achieved.

During 2007, discretionary cash bonus payments were paid to certain corporate and business unit vice presidents. The payments, which ranged from $10,000 to $25,000, were made in recognition of past accomplishments and were approved by the CEO.

Stock Option and Equity Incentive Programs

We use stock option grants as the primary long-term incentive to reward executive officers and key employees and we believe it is a key retention tool. Also, due to the direct relationship between the value of an option and the market price of our common stock, granting stock options is considered an effective method of motivating the executive officers to manage the Corporation in a manner that is consistent with our interests and those of our stockholders.

The Executive Compensation Committee approves stock options grants to our executive officers and key employees based upon prior performance, such as through the BBU Plan. In addition, our CEO can, at his discretion, grant options to executive officers and key employees based on outstanding performance, the achievement of a specific goal or task, or as an added incentive to motivate employees. There is no set formula for the granting of discretionary option awards to individual executives or employees. All stock option grants are reviewed and approved by the Executive Compensation Committee prior to issuance. It is also our policy to grant options at an employee’s time of hiring. Grants to newly hired employees are effective on the first business day of the month following employment, following the approval by the Executive Compensation Committee.

The exercise price of options for the purchase of the Corporation’s common stock is generally set at the grant date’s closing price of our common stock on NASDAQ Global Market (“NASDAQ”), however, it may be set higher than the grant date’s price to provide for additional performance incentives. As discussed in the Directors’ Compensation section, stock options are granted to all Directors, with the exception of Dr. Vinciarelli, on the date of our Annual Meeting of Stockholders, in accordance with the terms of our Amended and Restated 2000 Stock Option and Incentive Plan (the “2000 Plan”).

During 2007, options for the purchase of V*I Chip Corporation (“V*I Chip”) common stock were granted to certain employees of our V*I Chip subsidiary under the V*I Chip Corporation Amended 2007 Stock Option and Incentive Plan (the “2007 V*I Chip Plan”). All grants were reviewed and approved by the V*I Chip Board of Directors and the Executive Compensation Committee. There is no set formula for the granting of discretionary option awards to individual executives or employees of V*I Chip. These grants have a five year vesting schedule and ten year expiration. Grants to new hires are effective on the first business day of the month following employment. V*I Chip stock options are granted at a price not less than the fair value of V*I Chip at the date of grant, as determined by the V*I Chip Board of Directors and the Executive Compensation Committee.

During 2007, options for the purchase of Picor Corporation (“Picor”) common stock were granted to certain employees of our Picor subsidiary under the Picor Corporation Amended 2001 Stock Option and Incentive Plan, as amended (the “2001 Picor Plan”). All grants were reviewed and approved by the Picor Board of Directors and the Executive Compensation Committee. There is no set formula for the granting of discretionary option awards to individual executives or employees of Picor. These grants have a five year vesting schedule and ten year expiration. Grants to new hires are effective on the first business day of the month following employment. Picor stock options are granted at a price not less than the fair value of Picor at the date of grant, as determined by the Picor Board of Directors and the Executive Compensation Committee.

Equity Compensation Plan Information

The following table sets forth certain aggregated information for the Corporation as December 31, 2007 (the end of the most recently completed fiscal year), regarding equity securities underlying stock option awards made under the 1993 Stock Option Plan (the “1993 Plan”), the 1998 Stock Option and Incentive Plan (the “1998 Plan”) and the 2000 Plan (collectively the “Vicor Plans”), the 2007 V*I Chip Plan and 2001 Picor Plan. All equity compensation plans of the Corporation have been approved by its stockholders.

Remaining Available for
	Number of Securities to	Weighted-Average	Future Issuance Under
	be Issued Upon Exercise	Price of Outstanding	Equity Compensation Plans
	of Outstanding Options,	Options, Warrants	(Excluding Securities
Plan Category	Warrants and Rights	and Rights	Reflected in Column[a])
	[a]	[b]	[c]

Equity compensation plans approved by security holders:
Vicor Plans	1,247,701	$18.20	4,114,637
2007 V*I Chip Plan	6,590,000	$1.00	5,410,000
2001 Picor Plan	4,378,540	$0.56	5,591,460
Equity compensation plans not approved by security holders:
Vicor Plans	—	$—	—
2007 V*I Chip Plan	—	$—	—
2001 Picor Plan	—	$—	—

Perquisites

We do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives or employees. We have limited the perquisites that are available to our executive officers, although our executives are entitled to certain benefits not otherwise available to all of our employees.

The perquisites we provided in fiscal 2007 are as follows. All employees who participated in our 401(k) plan received up to $3,375 in matching funds. All of our named executive officers, with the exception of our CEO, participated in our 401(k) plan and received matching funds. Our health and insurance plans are the same for all employees. In general, our employees pay approximately 30% of the health premium due. In addition to participating in the health plan offered to all employees, our executive officers also receive supplemental health, dental and vision care through reimbursement for amounts not covered under the respective plans.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2007

								All Other	All other
								Stock	Option		Grant
		Estimated			Estimated			Awards	Awards	Exercise	Date
		Future Payouts			Future Payouts			Number of	Number of	or Base	Fair
		Under Non-Equity			Under Equity			Shares	Securities	Price of	Value of
All Plans		Incentive Plan Awards			Incentive Plan Awards			of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)(2)

Barry Kelleher	6/20/2007	—	—	—	—	—	—	—	4,026	12.42	16,804
Patrizio Vinciarelli(1)	6/4/2007	—	—	—	—	—	—	—	4,000,000	1.00	400,000
Claudio Tuozzolo	6/20/2007	—	—	—	—	—	—	—	4,026	12.42	16,804

(1)	Dr. Vinciarelli’s option grant was for stock options in V*I Chip Corporation (“V*I Chip”), a subsidiary of Vicor Corporation. The grant was in recognition of his on-going contributions to the intellectual property foundation of V*I Chip and his role as Chief Technology Officer and CEO of V*I Chip.

(2)	Refer to Note 3, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 19, 2008 for the relevant assumptions used to determine the valuation of our option awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007

Vicor Plans
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexercisable	Price	Expiration
Name	(#)(1)	(#)(1)(3)	($)	Date(2)

Patrizio Vinciarelli	572	—	8.75	12/23/2008
	8,914	—	12.06	3/1/2009
	6,277	—	13.63	10/12/2011
	250	—	19.75	7/9/2009
	1,463	—	20.50	4/12/2010
	960	—	23.13	1/27/2008
	130	—	25.75	12/23/2008
	192	—	26.00	1/9/2008
	186	—	26.88	1/9/2008
	120	—	28.00	1/7/2008
	3,540	—	28.25	3/2/2008
	273	—	31.13	1/2/2008
Mark A. Glazer	6,468	—	12.06	3/1/2009
	4,382	—	13.63	10/12/2011
	1,248	—	17.63	4/16/2011
	5,000	—	20.00	5/7/2008
	976	—	20.50	4/12/2010
	2,534	—	28.25	3/2/2008
	212	—	6.18	8/23/2008
Barry Kelleher	12,000	—	12.06	3/1/2009
	5,124	—	13.63	10/12/2011
	3,585	—	13.95	6/23/2008
	1,590	1,590	15.73	6/22/2009
	2,000	—	17.63	6/24/2009
	1,475	—	17.63	4/16/2011
	3,000	—	20.00	5/7/2008
	10,000	—	20.00	2/21/2009
	0	10,000	20.00	2/21/2010
	0	10,000	20.00	2/21/2011
	0	10,000	20.00	2/21/2012
	0	10,000	20.00	2/21/2013
	2,392	—	20.50	4/12/2010
	1,805	—	28.25	3/2/2008
	337	—	35.75	1/31/2011
	618	—	39.94	7/17/2010
	526	—	43.81	10/11/2010
	1,309	—	7.15	7/27/2008
	199	—	6.18	8/23/2008
	976	—	9.59	7/26/2008
	976	—	9.59	7/26/2009
	0	4,026	12.42	6/20/2010

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexercisable	Price	Expiration
Name	(#)(1)	(#)(1)(3)	($)	Date(2)

Richard J. Nagel, Jr.	1,060	—	28.25	3/2/2008
	780	—	20.50	4/12/2010
	794	—	17.63	4/16/2011
	33	—	16.43	5/17/2008
	200	600	11.80	3/1/2015
	240	360	9.99	4/13/2015
Richard E. Zengilowski	2,000	8,000	14.07	11/1/2016
	7,500	—	19.40	9/4/2011
	3,843	—	13.63	10/12/2011
	2,500	—	6.43	7/15/2012
	186	—	6.18	8/23/2008
Claudio Tuozzolo	0	4,026	12.42	6/20/2010

(1)	Generally, stock options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2)	The expiration date of each stock option generally occurs five years after the vesting date of each installment. Mr. Kelleher’s 50,000 options granted expire two years after the vesting date.

(3)	The unexercisable option vesting schedule under the Vicor Plans is as follows as of December 31, 2007:

		Unvested
Name	Grant Date	Shares	Vest Date

Barry Kelleher	6/20/2007	2,013	6/20/2008
	6/20/2007	2,013	6/20/2009
	6/22/2006	1,590	6/22/2008
	2/21/2006	10,000	2/21/2008
	2/21/2006	10,000	2/21/2009
	2/21/2006	10,000	2/21/2010
	2/21/2006	10,000	2/21/2011
Richard E. Zengilowski	11/1/2006	2,000	11/1/2008
	11/1/2006	2,000	11/1/2009
	11/1/2006	2,000	11/1/2010
	11/1/2006	2,000	11/1/2011
Claudio Tuozzolo	6/20/2007	2,013	6/20/2008
	6/20/2007	2,013	6/20/2009
Richard J. Nagel, Jr.	3/1/2005	200	3/1/2008
	3/1/2005	200	3/1/2009
	3/1/2005	200	3/1/2010
	4/13/2005	120	4/13/2008
	4/13/2005	120	4/13/2009
	4/13/2005	120	4/13/2010

2007 V*I Chip Plan	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexercisable	Price	Expiration
Name	(#)(1)	(#)(1)(2)	($)	Date

Patrizio Vinciarelli	—	4,000,000	1.00	6/4/2017

(1)	Generally, stock options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2)	The unexercisable option vesting schedule under the 2007 V*I Chip Plan is as follows as of December 31, 2007:

		Unvested
Name	Grant Date	Shares	Vest Date

Patrizio Vinciarelli	6/4/2007	800,000	6/4/2008
	6/4/2007	800,000	6/4/2009
	6/4/2007	800,000	6/4/2010
	6/4/2007	800,000	6/4/2011
	6/4/2007	800,000	6/4/2012

2001 Picor Plan	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexercisable	Price	Expiration
Name	(#)(1)	(#)(1)(2)	($)	Date(2)

Mark A. Glazer	2,000	8,000	0.88	6/5/2016
	40,000	—	0.25	11/21/2011
Claudio Tuozzolo	200,000	—	0.25	1/2/2012
	160,000	40,000	0.25	3/3/2013
	11,472	2,868	0.25	1/1/2013
	480,000	120,000	0.75	11/3/2013
	9,600	6,400	0.75	1/1/2014
	14,400	9,600	0.75	8/26/2014
	30,000	120,000	0.88	6/5/2016

(1)	Generally, stock options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2)	The unexercisable option vesting schedule under the 2001 Picor Plan is as follows as of December 31, 2007:

		Unvested
Name	Grant Date	Shares	Vest Date

Mark Glazer	6/5/2006	2,000	6/5/2008
	6/5/2006	2,000	6/5/2009
	6/5/2006	2,000	6/5/2010
	6/5/2006	2,000	6/5/2011
Claudio Tuozzolo	3/3/2003	40,000	3/3/2008
	1/1/2003	2,868	1/1/2008
	11/3/2003	120,000	11/3/2008
	1/1/2004	3,200	1/1/2008
	1/1/2004	3,200	1/1/2009
	8/26/2004	4,800	8/26/2008
	8/26/2004	4,800	8/26/2009
	6/5/2006	30,000	6/5/2008
	6/5/2006	30,000	6/5/2009
	6/5/2006	30,000	6/5/2010
	6/5/2006	30,000	6/5/2011

OPTIONS EXERCISES AND STOCK VESTED FOR FISCAL 2007

	Option Awards
	Number of	Value
	Shares	Realized on
	Acquired on	Exercise
Name	Exercise (#)	($)(1)

Barry Kelleher	2,485	11,388
Richard E. Zengilowski	187	1,152

(1)	Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise.

Post-Employment Compensation

Pension Benefits

We do not provide pension arrangements or post-retirement health coverage for our executives or employees. Our executive officers are eligible to participate in our 401(k) contributory defined contribution plan. In any plan year, we will contribute to each participant a matching contribution equal to 50% of the first 3% of the participant’s compensation that has been contributed to the plan, up to a maximum matching contribution of $3,375. All our executive officers, with the exception of the CEO, participated in our 401(k) plan during fiscal 2007 and received matching contributions.

Nonqualified Deferred Compensation

We do not provide any nonqualified defined contribution or other deferred compensation plans.

Other Post-Employment Payments

All of our employees, including our executive officers, are employees-at-will and as such do not have employment contracts with us. Stock options issued under the 2000 Plan, the 2001 Picor Plan and the 2007 V*I Chip Plan carry a change in control provision that automatically accelerates vesting and makes unvested options fully exercisable. As of December 31, 2007, the intrinsic value of unvested options held by our named executive officers was as follows:

		Intrinsic Value of
	Number of Unvested	Unvested
	Options as of	Options as of
	December 31,	December 31,
Named Executive Officer	2007	2007 ($)

Barry Kelleher	4,026	12,762
Richard E. Zengilowski	8,000	12,160
Richard J. Nagel, Jr.	960	4,290
Claudio Tuozzolo(1)	182,894	50,294

(1)	Includes 178,868 unvested options in Picor Corporation with an intrinsic value of $37,532.

DIRECTOR COMPENSATION FOR FISCAL 2007

					Change in
					Pension Value
	Fees Earned			Non-Equity	and Deferred
	or Paid in			Incentive Plan	Compensation	All Other
	Cash	Stock Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name(1)	($)	($)	($)(2)(3)(4)	($)	($)	($)	($)

Samuel J. Anderson	30,000	—	17,232	—	—	—	47,232
Estia J. Eichten	30,000	—	17,232	—	—	—	47,232
David T. Riddiford	30,000	—	17,232	—	—	—	47,232
Michael Ansour(5)	15,000	—	10,616	—	—	—	25,616
Jay M. Prager(5)	15,000	—	10,506	—	—	—	25,506
Joseph W. Kelly(6)	7,500	—	—	—	—	—	7,500

(1)	Dr. Vinciarelli, has been omitted from this table since he receives no compensation for serving on our Board. Messrs. Kelleher and Tuozzolo have been omitted from this table because, as employee Directors, they receive no fees in addition to their salary for serving on our Board and since their stock option awards are included in the Summary Compensation Table.

(2)	Refer to Note 3, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 19, 2008, for the relevant assumptions used to determine the valuation of our option awards.

(3)	The grant date fair value of each stock option awarded to our non-employee directors is $504,663.

(4)	The following are the aggregate number of option awards outstanding that have been granted to each of our non-employee directors as of December 31, 2007, the last day of the 2007 fiscal year: Mr. Anderson: 32,315; Mr. Eichten: 21,315; Mr. Riddiford: 21,315.

(5)	The terms of Messrs. Ansour and Prager as Directors ended on June 20, 2007, the date of the 2007 Annual Meeting of Stockholders.

(6)	Mr. Kelly resigned as a Director effective February 7, 2007.

Overview of Director Compensation and Procedures

We review the level of compensation of our non-employee Directors on an annual basis. To determine how appropriate the current level of compensation for our non-employee Directors is, we have historically obtained data from a number of different sources including:

•	publicly available data describing director compensation in peer companies;

•	survey data collected by our human resources department; and

•	information obtained directly from other companies.

We compensate non-employee Directors through a combination of cash and equity-based compensation. Each non-employee Director receives a quarterly retainer of $7,500 for his services per quarter as a Director. We also reimburse expenses incurred by non-employee Directors to attend board and committee meetings.

Additionally, each employee Director, other than any Director which holds in excess of 10% of the total number of shares of the capital stock of the Corporation (i.e., Dr. Vinciarelli), and each non-employee Director receives an annual grant of non-qualified stock options upon election as a Director following the Annual Meeting of Stockholders under the 2000 Plan. Currently, the formula to calculate the stock option award is $50,000 divided by the price of Vicor Common Stock at the close of market as reported on the NASDAQ on the day of the Annual Meeting of Stockholders. Accordingly, each non-employee Director and each employee Director, other than Dr. Vinciarelli, received non-qualified stock options to purchase up to 4,026 shares of Common Stock on June 20, 2007 at an exercise price of $12.42 per share. Half of these options will become exercisable one year after the grant date while the remainder becomes exercisable after two years. These options expire three years from the grant date.

Directors who are also our employees do not receive cash compensation for service on the board in addition to compensation payable for their service as our employees.

Compensation Committee Report

The Executive Compensation Committee of the Board of Directors of the Corporation (the “Executive Compensation Committee”) has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2007 with management. Based on the reviews and discussions referred to above, the Executive Compensation Committee recommended to the board that the CD&A be included in the proxy statement for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Submitted by the Executive Compensation Committee

Estia J. Eichten
David T. Riddiford

Compensation Committee Interlocks and Insider Participation

Messrs. Eichten and Riddiford serve on the Executive Compensation Committee. Messrs. Eichten, and Riddiford do not serve as officers of the Corporation. We are not aware of any compensation committee interlocks.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, including a discussion of the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and generally accepted auditing standards. In particular, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with them under the provision of Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3600T, which adopted on an interim basis Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent registered public accounting firm the auditors’ independence from management and the Corporation and considered the compatibility of nonaudit services with the auditors’ independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Corporation’s internal controls over financial reporting, and the overall quality of the Corporation’s financial reporting. The Audit Committee held six meetings during fiscal 2007.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

Submitted by the Audit Committee:

Samuel J. Anderson
Estia J. Eichten
David T. Riddiford

Certain Relationships and Related Transactions

In August 2003, the Corporation purchased a number of shares of non-voting preferred stock of Great Wall Semiconductor Corporation (“GWS”) representing an approximately 5% equity interest in GWS for $1,000,000. In March and August 2004, the Corporation purchased additional shares of non-voting preferred stock of GWS representing an additional approximately 13% equity interest in GWS for $2,000,000. In May 2007 and February 2008, the Corporation purchased additional shares of non-voting preferred stock representing an additional approximately 12% equity interest in GWS for $2,000,000. The Corporation’s total investment in GWS was $5,000,000 as of March 31, 2008. The additional investment made in May 2007 resulted in the Corporation owning approximately 24% of GWS which management believes, along with other qualitative factors considered, gives the

Corporation significant influence over GWS. In addition, the Corporation has an option to purchase an additional 1.5% equity interest of GWS for $81,000 in connection with technical consulting services. As a result, the additional investment required the Corporation to account for the investment in GWS under the equity method of accounting and to retroactively restate its previously issued consolidated financial statements for the fiscal years 2006 and prior. Previously, the Corporation accounted for the investment as a cost method investment as management believed it did not have significant influence over GWS.

The Corporation periodically evaluates the investment in GWS to determine if there are any events or circumstances that are likely to have a significant adverse effect on the fair value of the investment. In the second quarter of 2007, the investment was adjusted for a decline in value judged to be other than temporary of $620,000. This, along with other adjustments made due to equity method accounting, resulted in a net investment balance of $687,000 at December 31, 2007.

Mr. Anderson, a director of the Corporation, is the founder, President, Chairman of the Board, Chief Executive Officer and the majority voting shareholder of GWS. In addition to the investment, the Corporation and GWS have entered into a cross-license agreement and the Corporation purchases certain components from GWS. These purchases were approximately $1,260,000 in 2007.

The Corporation’s policies and procedures with respect to the review, approval and/or ratification of related party transactions are as follows per the Corporation’s Audit Committee Charter. The Audit Committee shall review and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, and discuss with management the business rationale for the transactions and whether appropriate disclosures have been made. The related party transactions described above were subject to this policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s executive officers and Directors, and persons who own more than 10% of a registered class of the Corporation’s equity securities (collectively, “Insiders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and NASDAQ. Insiders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2007, all transactions in the Corporation’s securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Corporation has selected Ernst & Young LLP as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2008. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be given the opportunity to make a statement. The representative is expected to be available to respond to appropriate questions.

The following table summarizes the fees for services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2007 and 2006 in each of the following categories:

	2007	2006

Audit Fees	$1,668,000	$1,018,000
Audit Related Fees	11,000	10,000
Tax Fees	266,000	189,000
All Other Fees	—	—

Total Fees	$1,945,000	$1,217,000

Audit Fees include services provided in connection with the audit of the Corporation’s consolidated financial statements (including internal control reporting under Section 404 of the Sarbanes-Oxley Act), the reviews of the Corporation’s quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC, statutory audits required internationally and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards in the United States.

Audit-Related Fees include services provided in connection with audits of the Corporation’s employee benefit plan.

Tax Fees include services provided in connection with tax compliance, tax advice, tax planning and assistance with tax audits.

All Other Fees were for services not included in the categories above.

Pursuant to the Audit Committee charter, the Audit Committee must pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by the independent registered public accounting firm; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. Under the charter, the authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee approved all audit and non-audit services provided to the Corporation by Ernst & Young LLP during the 2007 fiscal year.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2009 Annual Meeting of Stockholders must be received by the Corporation on or before January 14, 2009 in order to be considered for inclusion in the Corporation’s proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation’s proxy statement and form of proxy and should be directed to: Vicor Corporation, 25 Frontage Road, Andover, Massachusetts 01810, Attention: Secretary. It is suggested that any stockholder proposal be transmitted by certified mail, return receipt requested.

Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives at the above address after April 1, 2009. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives on or before April 1, 2009, subject to SEC rules governing the exercise of this authority.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	COMMON STOCK

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Proposal to fix the number of Directors at seven and to elect the following Directors to hold office until the
	2009 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.									+

		For	Withhold		For	Withhold		For	Withhold

	01 - Samuel J. Anderson	☐	☐	02 - Estia J. Eichten	☐	☐	03 - Barry Kelleher	☐	☐

	04 - David T. Riddiford	☐	☐	05 - James A. Simms	☐	☐	06 - Claudio Tuozzolo	☐	☐

	07 - Patrizio Vinciarelli	☐	☐

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

B Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Dear Stockholder,
Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.
Your vote must be received prior to the 2008 Annual Meeting of Stockholders on June 26, 2008.
Thank you in advance for your prompt consideration of these matters.
Sincerely,
Vicor Corporation
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Vicor Corporation	COMMON

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 26, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
The undersigned hereby constitutes and appoints Patrizio Vinciarelli and Mark A. Glazer, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 30, 2008, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 26, 2008 at 5:00 p.m., local time, and at any adjournments or postponements thereof.
When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT SEVEN AND THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2007 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	CLASS B COMMON STOCK

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Proposal to fix the number of Directors at seven and to elect the following Directors to hold office until the
	2009 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.									+

		For	Withhold		For	Withhold		For	Withhold

	01 - Samuel J. Anderson	☐	☐	02 - Estia J. Eichten	☐	☐	03 - Barry Kelleher	☐	☐

	04 - David T. Riddiford	☐	☐	05 - James A. Simms	☐	☐	06 - Claudio Tuozzolo	☐	☐

	07 - Patrizio Vinciarelli	☐	☐

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

B Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Dear Stockholder,
Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.
Your vote must be received prior to the 2008 Annual Meeting of Stockholders on June 26, 2008.
Thank you in advance for your prompt consideration of these matters.
Sincerely,
Vicor Corporation
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Vicor Corporation	COMMON B COMMON

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 26, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
The undersigned hereby constitutes and appoints Patrizio Vinciarelli and Mark A. Glazer, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 30, 2008, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 26, 2008 at 5:00 p.m., local time, and at any adjournments or postponements thereof.
When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT SEVEN AND THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2007 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.